UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2021 (October 12, 2021)

THE PROCTER & GAMBLE COMPANY
  (Exact Name of Registrant as Specified in Its Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

513-983-1100
 (Registrant’s telephone number, including area code)

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
2.000% Notes due 2021	PG21	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 12, 2021, The Procter & Gamble Company (“the Company”), held its 2021 Annual Meeting of Shareholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Proposal 1 – Election of Directors.
Each of the following nominees was elected to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Allen, B. Marc	1,687,235,125	13,346,908	7,172,478	367,401,219
Braly, Angela F.	1,556,006,344	134,656,019	17,092,148	367,401,219
Chang, Amy L.	1,681,508,140	19,647,424	6,598,947	367,401,219
Jimenez, Joseph	1,685,401,708	15,774,553	6,578,250	367,401,219
Kempczinski, Christopher	1,687,845,039	12,348,094	7,561,378	367,401,219
Lee, Debra L.	1,668,185,058	33,122,789	6,446,664	367,401,219
Lundgren, Terry J.	1,667,835,693	32,943,493	6,975,325	367,401,219
McCarthy, Christine M.	1,680,141,254	21,419,392	6,193,865	367,401,219
Moeller, Jon R.	1,687,743,495	13,878,746	6,132,270	367,401,219
Taylor, David S.	1,646,500,867	45,589,451	15,664,193	367,401,219
Whitman, Margaret C.	1,676,614,568	24,151,034	6,988,909	367,401,219
Woertz, Patricia A.	1,622,717,589	77,539,197	7,497,725	367,401,219

Proposal 2- Ratify Appointment of the Independent Registered Public Accounting Firm.
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,962,656,478	104,845,027	7,654,225	0

Proposal 3 - Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote).
The proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,535,250,478	150,109,474	22,394,559	367,401,219

Proposal 4 - Inclusion of Non-Management Employees on Director Nominee Candidate List.
The proposal was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,765,663	1,554,654,774	22,334,074	367,401,219

The Company is filing this Form 8-K pursuant to Item 5.07, "Submission of Matters to a Vote of Security Holders."

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              October 15, 2021